Analyst Day

February 6, 2014





Northeast Utilities

Safe Harbor





This presentation includes statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for NU's products and services; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make NU's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in NU's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and NU undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of NU parent. The earnings per share (EPS) of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in NU's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted NU parent common shares outstanding for the period. In addition, recurring EPS excluding certain charges related to the April 10, 2012 closing of the merger between NU and NSTAR are non-GAAP financial measures. Management uses these non-GAAP financial measures to evaluate earnings results and to provide details of earnings results by business and to more fully compare and explain NU's results without including the impact of the non-recurring merger and related settlement costs. Management believes that these non-GAAP financial measures are useful to investors to evaluate the actual and projected financial performance and contribution of NU's businesses. Non-GAAP financial measures should not be considered as alternatives to NU consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of NU's operating performance.

Welcome





Northeast Utilities

Today's Agenda







Tom May
Chairman, President & CEO

Welcome
Delivering on Commitments and Looking Ahead



Lee Olivier
Executive Vice President & COO

Electric Transmission Development
Natural Gas Expansion



Jim Judge
Executive Vice President & CFO

Creating Shareholder Value Through Superior Execution
Financial Outlook

NU's Long-Term Strategy

Northeast Utilities





- Deliver Top-Tier Financial Results
- Grow the Transmission and Gas Businesses
- Drive Operational Efficiencies and Reduce Costs
- Enhance Customer Service and Company Image





Delivered on Commitments…

Northeast Utilities





Our Commitments:	Results Delivered:	
1. Exceed industry EPS & Dividend growth	Grew 2013 EPS by 11% & increased dividend 7.1%	✓
2. Reduce spending	Met 3% O&M reduction target & reduced financing costs	✓
3. Maintain strong financial condition	"A-" credit rating is among the best in industry	✓
4. Deliver top-tier service quality and reliability	2013 best reliability year on record	✓
5. Continue to grow and leverage our transmission & gas businesses	GSRP & Cape Cod lines placed in service; NPT new route; Gas expansion	✓
6. Advancing energy policy in the region	CES / NE Governors' commitment to regional energy infrastructure issues	✓

The Power of "One Company" Delivering Transformative Results

Northeast Utilities





- Strengthen organization
- Adopt new operating philosophy and service model
- Standardize:
  - Operating procedures
  - System configuration
  - Maintenance practices
  - Equipment and fleet
- Reconfigure service centers to optimize execution
- Reduce spending and significantly improve service quality
- Going "Above and Beyond for Our Customers"





The Energy Environment





NE – ISO January 2014


1,200
1,000
800
600
400
200
-
Power ($/MWh)
Jan 1,
Jan 31,

- Cold weather in January causes “Market Dislocation”
- Gas pipeline capacity tight and oil displacing gas
- Generation peakers running as “base load”
- Power prices volatile – ranging from near $0.0 to $1,116 mW/hr

Regional Energy Policy Developments




NE Governors'
- NESCOE & ISO-NE
- Transmission
- Gas Pipeline

Massachusetts
- Grid Modernization Docket

Connecticut
- Comprehensive Energy Strategy
- Canadian Hydro

New Hampshire
- Interest in Energy Policy is Picking Up

Growth Drivers Creating Superior Value

Northeast Utilities






Cost Control


Gas Expansion


Transmission

Electric Transmission and Natural Gas Investment Strategy





Northeast Utilities

New England's Current Energy Environment Provides Significant Opportunities for NU

Northeast Utilities





- New England electric generation market increasingly dependent on natural gas as a primary fuel…leading to extreme price volatility and potential challenges to grid reliability
- Additionally, nuclear, coal and oil fired plants are retiring, placing even greater dependence on natural gas as a generation source
- The region's renewable and carbon mandates are not achievable under the current market framework
- As a result, major new sources of clean energy and associated electric transmission interconnections are needed
- Region's policy makers unanimously recognize the challenges and have engaged ISO-NE to assist the region in creating clean energy transmission and infrastructure solutions
- Our natural gas LDCs, which benefit from firm supplies, expect record oil-to-natural gas conversions to continue

Proven leadership and track record have positioned NU for success

Natural Gas: Increased Supply, Lower Prices…

Northeast Utilities





Abundant domestic supplies…

- Marcellus Shale is a "game changer" with enormous potential for the region:
  - Abundant 100+ year domestic supply
  - World's second largest natural gas field
  - Nation's largest natural gas field



NEW YORK
MA
RI
CT
ON
MI
PENNSYLVANIA
NJ
OHIO
MD
DE
WEST VIRGINIA
VIRGINIA
KY
NC

Source: EIA

… leading to forecast low prices.

- Oil and natural gas prices have diverged to an unprecedented degree
- This divergence is expected to continue for the foreseeable future

The result is increased natural gas usage in electric power generation and increased space heating conversions



$28
$23
$18
$13
$8
$3
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
New England Natural Gas (Delivered)
No. 2 Heating Oil (NY Harbor)

…Have Made Natural Gas Units the Dominant Generators in New England…Except When It's Cold

Northeast Utilities


2012 New England Fuel Mix
13%
31%
52%
4%
Fuel Mix During Peak on 1/7/14
7%
23%
25%
36%
Natural Gas
Nuclear
Oil & Coal
Other

Source: ISO-NE, Net Energy by Source

But Those Oil & Coal Units Are Retiring





- Recent announcements: Vermont Yankee to close in Q4 2014; Brayton Point, Norwalk Harbor and Bridgeport Harbor 2 to close in June 2017

New England Capacity Resources at Risk of Retirement

Unit	Unit Type	MW Maximum Assumed	In-service Date
BRAYTON POINT 1	Coal	261	01-Aug-63
BRAYTON POINT 2	Coal	258	01-Jul-64
BRAYTON POINT 3	Coal	643	01-Jul-69
BRAYTON POINT 4	Oil	458	01-Dec-74
BRIDGEPORT HBR 2	Oil	190	01-Aug-61
BRIDGEPORT HBR 3	Coal	401	01-Aug-68
CANAL G1	Oil	597	01-Jul-68
CANAL G2	Oil	599	01-Feb-76
MIDDLETOWN G2	Oil	123	01-Jan-58
MIDDLETOWN G3	Oil	248	01-Jan-64
MIDDLETOWN G4	Oil	415	01-Jun-71
MONTVILLE G5	Oil	85	01-Jan-54

Unit	Unit Type	MW Maximum Assumed	In-service Date
MONTVILLE G6	Oil	418	01-Jul-71
MOUNT TOM G1	Coal	159	01-Jun-60
MYSTIC 7 GT	Oil	615	01-Jun-75
NEW HAVEN HBR	Oil	483	01-Aug-75
NEWINGTON G1	Oil	424	01-Jun-74
NORWALK HBR 1	Oil	173	01-Jan-60
NORWALK NBR 2	Oil	179	01-Jan-63
W. SPRINGFIELD 3	Oil	111	01-Jan-57
YARMOUTH 1	Oil	56	01-Jul-57
YARMOUTH 2	Oil	56	01-Jan-58
YARMOUTH 3	Oil	122	01-Jul-65
YARMOUTH 4	Oil	632	01-Dec-78

Total 7,808 MW

Additionally, New England Renewable, GHG Reduction Requirements are Rising Rapidly

Northeast Utilities







23,000
21,000
19,000
17,000
15,000
13,000
11,000
9,000
Total Supply Required (GWHr)
RPS Gap of 9 Twhr
2014
2015
2016
2017
2018
2019
2020
2021
2022
Total NE Class I Demand (GWHr)
Existing NE Class I Supply (2013)



CT & MA Greenhouse Gas Emission Targets
MMTCO2e
160
140
120
100
80
60
40
20
0
138
20% reduction
125
111
75% reduction
28
44
94
41
84
40
71
9
19
CT
MA
1990 Actual
2010 Actual
2020 Target
2050 Target

RPS requirements present a significant challenge:

- Class I demand to double by 2022 (RPS Gap)
- Even if the region can reduce the RPS Gap, the annual compliance costs may reach $1 Billion
- Prospective contracts for solar and wind totaling 2,600 MW
- Solar / Wind will create operational challenges and may stress electric system reliability

Greenhouse Gas (GHG) Emission Targets in CT & MA are aggressive:

- 2020 target represents a 20% reduction from the 1990 baseline levels
- 2050 target represents a further 75% reduction from the 2020 target levels
- Northern Pass could help reduce the gap by providing an annual reduction of up to 5 million tons
- However CT & MA will need multiple other strategies to meet the 2050 GHG goals

Major Renewable Resources in Northern New England, Canada, But They Are Far from Load







Québec
Presque Isle
Trois-Rivières
Houlton
Drummondville
Fredericton
Millinocket
Montréal
Sherbrooke
Dover-Foxcroft
Jean-sur-Richelieu
Maine
Bangor
Quebec
Vermont
Ellsworth
White Mountain National Forest
New Hampshire
Portland
Franklin
Deerfield
Albany
Lowell
Massachusetts
Boston
Brockton
Providence
Connecticut
New Bedford
Bridgeport
40
73
89
95
87
295

- Significant hydro, wind resources to the north
- Significant demand to the south
- RPS requirements rise every year
- Policymakers understand the need:

> ***…the New England States, through NESCOE, have agreed that one or more request for proposals will be issued to advance the development of transmission infrastructure that would enable delivery of at least 1200 MW and as much as 3600 MW of clean energy into the New England electric system from no and/or low carbon emissions resources.***

1/21/14 letter from New England States Committee on Electricity to ISO-New England

The NESCOE letter indicates a real desire to "unlock" clean energy resources

Northeast Utilities






New Brunswick
New Bunswick – Maine
Imports 700-1,000 MW
Montreal
Maine
Vermont
Orrington South
"Locked in" 700 - 900 MW
Surowiec South
Add'l 300-400MW locked in
New York
New Hampshire
ME-NH
Add'l 300-400 MW locked in
North-South
Add'l 700-1300 MW locked in
Massachusetts
Connecticut
New York

- These interfaces, or "bottlenecks" often result in curtailment of generation
- "Locked in" generation amounts shown are based on nameplate system dispatch
  - changes continuously due to multiple system conditions - generation, economic dispatch, system load, wind speed, imports, etc.
- We have been studying these interfaces, and options to get clean energy to load
- We understand the system in New England, and have an excellent track record delivering complex projects ahead of schedule and under budget

All Solutions Require Significantly Increased Transmission Investment

Northeast Utilities





- Connects new clean resources
  - Canadian hydroelectric power
  - Northern New England wind development
- Enables plant retirements without disruption
- Reduces over reliance on natural gas
- Ensures reliability for customers



Transmission Investing $4.3 Billion From 2013-2017, Up 15% From Previous Plan



Actual
$660M
Forecast
$3.7 Billion
$ in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
2013
2014
2015
2016
2017
Northern Pass HVDC Line to Canada
US portion estimated at $1.4B in 5 year period
NEEWS projects progressing
NU's share estimated at $1.3B; $448M in 4 year period
Stamford / Greenwich / SWCT Reliability $144M
NH 10-Yr Study Reliability $273M
Cape Cod Reliability $71M
Greater Boston Projects $362M
$990 Million of Other forecasted reliability projects
Base Reliability
Greater Boston Projects
Cape Cod Reliability
NH 10-Yr Study Reliability Projects
Stamford / Greenwich / SWCT Reliability
NEEWS
Northern Pass

Changes in 2013-2017 Capital Program Since October 2012 Analyst Day





$4,400
$4,300
$4,200
$4,100
$4,000
$3,900
$3,800
$3,700
$3,600
$3,500
$ in Millions
$3,732
$(99)
$(48)
$73
$88
$234
$365
$4,347
October 2012 Analyst Day Forecast
Timing of Some Greater Boston Reliability Projects
GSRP Completed Under Budget
Stamford / Greenwich / SWCT
NH 10-yr Study Projects
Additional Base Reliability Projects
NPT Re-estimate
Current 2013-2017 Forecast

Transmission Rate Base Growth Projections





Transmission accounts for about 50% of EPS growth through 2017



11% CAGR
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$ in Millions
$4,231
$416
$650
$962
$2,203
$4,475
$465
$677
$1,133
$2,200
$4,756
$506
$691
$1,214
$2,345
$5,150
$580
$747
$1,379
$2,444
$5,581
$717
$792
$1,595
$2,477
$7,115
$1,390
$738
$760
$1,757
$2,470
2012A
2013E
2014E
2015E
2016E
2017E
CL&P
NSTAR Electric
WMECO
PSNH
NPT

NPT - Overview





- 1,200 MW of clean energy
- $1.4 billion HVDC line, terminal and AC facilities
- Participant-funded structure; no impact on the Regional Transmission Rate
- Uses HVDC technology at +/- 300-kV with AC/DC converters in Quebec and NH
- AC radial 345-kV line to connect to the New England bulk power grid
- New route identified June 27, 2013. Approximately 187 miles of new transmission including 8.7 miles of underground in 2 locations (147 miles HVDC, 40 miles AC)
- I.3.9 approval was granted by ISO-NE on 12/31/2013
- Expected to provide significant benefits to the region:
  1. Energy value through reduced wholesale market prices - $200-$300 million per year for New England
  2. Environmental value through carbon emissions reductions – annual reduction of up to 5 million tons of CO_2
  3. Economic value through construction jobs and new tax base – 1,200 jobs and $1.1 billion over 40 years in property taxes
  4. Reduces growing dependence on natural gas generation


New Proposed Route — Existing Transmission Rights-of-Way (Distance - 147 miles)
New Proposed Route — New Rights-of-Way and underground section (Distance - 40 miles*)
Deerfield Substation
Proposed Converter Station
*New North Country Route also includes two underground sections: 2300 feet and 7.5 miles and 12 additional miles of existing PSNH Rights-of-Way
Pittsburg
Clarksville
Stewartstown
Dixville
Millsfield
Dummer
Stark
Northumberland
Lancaster
Dalton
Whitefield
Bethlehem
Sugar Hill
Easton
Lincoln
Woodstock
Thornton
Campton
Holderness
Ashland
Bridgewater
Bristol
New Hampton
Hill
Franklin
Northfield
Canterbury
Concord
Pembroke
Allenstown
Deerfield

NEEWS: A $1.3 Billion Success Story





Greater Springfield Reliability Project

Completed

- In-service: November 2013
- Completed for 6% below $718 million budget
- Final leg of 345-kV work completed in March 2013;
- Final leg of 115-kV line & substation work completed in November

Greater Hartford Central Connecticut Reliability Project (GHCC)

In Planning Phase

- ISO-NE issued its needs assessment for CCRP, expanding the study to include other electricity connected areas inside CT
- Project is expected to evolve into numerous small projects
- ISO-NE expected to identify preferred transmission solutions in the first half of 2014
- Projected in-service: 2017
- Total projected NU investment: $300 million

Interstate Reliability Project

Nearing End of Siting Phase

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- CT section approved by Siting Council in January 2013; Rhode Island section approved in June 2013
- MA siting tentatively approved; Army Corps of Engineers decision expected second quarter of 2014
- Projected commencement of CT substation construction: First quarter 2014
- Projected in-service: late 2015
- Total projected NU investment: $218 million



NU's Investment in Transmission: Big Payoff for Customers

Northeast Utilities

Actual New England Congestion Costs Reported in the ISO-NE Markets Report


$600
$500
$400
$300
$200
$100
$0
$ in Millions
$554
$413
$359
$383
$82
$133
$91
$116
2005
2006
2007
2008
2009
2010
2011
2012
2013*
Bethel – Norwalk enters service
Boston 345-kV underground
Middletown – Norwalk enter service
Lower SEMA projects
GSRP enter service

*Final 2013 figures not yet available





Factors That Will Drive Significant Additional Investment Beyond 2017

- Previously identified reliability projects beyond 2017
- Moving renewable power to load
- Generation retirements
- Physical security mandates
- Cyber security mandates
- Storm and flood hardening
- FERC Order 1000



Transmission Investment Upside Continues

NU Natural Gas LDCs: Significant Expansion Ahead





- Shale gas lowering natural gas prices in Northeast
- Oil heat much more expensive, yet remains dominant fuel source
- Huge conversion potential
- Favorable enabling legislation in Connecticut
- Long-term pipeline contracts, storage guarantee firm natural gas supply
  - New supply contracts approved in Connecticut; pending in Massachusetts

CT Residential Market Penetration by Heating Source



60%
40%
20%
0%
US Average = 7%
50%
32%
15%
4%
Heating Oil #2
Natural Gas
Electric Heating
Propane

CT & MA residential gas heating penetration vs. nearby states



80%
60%
40%
20%
0%
72%
53%
48%
48%
32%
NJ
NY
RI
MA
CT

Sources: SNL; Energy Information Administration State Energy Data System (SEDS); Northeast Gas Association

Annual Customer Additions Doubled Since 2009 and Ready to Grow Faster

- Conversions will accelerate due to new Connecticut rules
- Timely cost recovery fully tracked without rate cases
- New rates and incentives
- More flexibility for reducing/eliminating construction reimbursements to LDCs



New commercial, industrial, municipal
New residential construction
Low-use conversions
1,112
1,702
3,996
3,546
Conversions of residences previously with no natural gas

2013 Total for NSTAR Gas, Yankee Gas = 10,356
(2009 Total = 5,162)

Potential for 151,000 Additional New Heating Customers Over the Next Ten Years

Northeast Utilities

Potential conversion targets by year



Expansion Plan Timeframe 2014-2023
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
NSTAR Gas
Yankee Gas

Additional Opportunities For Our Natural Gas Business





- Accelerated expansion opportunities, infrastructure replacement at NSTAR Gas
- LNG storage enhancements
- Compressed natural gas (CNG) as a transportation fuel
- CNG in lieu of pipelines in more remote areas



Creating Shareholder Value Through Superior Execution





Northeast Utilities

Financial Overview





- 2013 performance
  - 2013 financial results
  - Operating performance
- EPS guidance
  - 2014
  - Long-term financial outlook
- Regulatory update
- Financial strength
- Key takeaways

2013 Earnings Results – 11% Growth





	Fourth Quarter	Full Year
Electric Distribution & Generation	$0.25/share	$1.35/share
Electric Transmission	$0.23/share	$0.91/share
Natural Gas Distribution	$0.08/share	$0.19/share
NU Parent & Other	$0.01/share*	$0.08/share*
Total Recurring Earnings	**$0.57/share***	**$2.53/share***

*Represents non-GAAP earnings, which exclude $3.2 million and $13.8 million of integration costs for the fourth quarter and full year 2013, respectively. GAAP consolidated earnings were $0.56/share and $2.49/share, respectively.

Fifth Consecutive Year of Double Digit Shareholder Returns

Northeast Utilities





Shareholder Returns Significantly Outperform Industry

	Cumulative Returns				
	2013	3-Year	5-Year	10-Year	15-Year
NU	**12.3%**	**47.0%**	**110.3%**	**194.5%**	**313.8%**
EEI Index	13.0%	38.4%	64.0%	143.9%	182.1%
S&P 500	32.4%	56.8%	128.2%	104.3%	98.5%

Significant Improvements in Key Performance Measures

Northeast Utilities

2013 - NU's Best Year on Record!


NU Months Between Interruptions
Good
11.9
13.4
14.4
2011
2012
2013


NU Average Restoration Time
Good
119.8
116.2
103.6
2011
2012
2013

2014 Guidance





EPS Range $2.60 - $2.75

Key Drivers Compared to 2013

- Distribution revenue growth of $35M - $40M
- O&M reduction – 4%
- Transmission rate-base growth of 6% - 7%



- Depreciation and property taxes
- Interest costs

Longer Term Growth – Exceeds Industry

Northeast Utilities

3 year Guidance	2012 – 2015: 6 - 9% CAGR
5 year Guidance	2012 – 2017: 6 - 8% CAGR

Key Drivers for Long Term Guidance:

- Significant growth in FERC-regulated transmission – 11% CAGR
- 3% - 4% annual decline in O&M through 2017
- Annual retail sales growth—Electric 0.0% - 0.5%; Natural Gas 3% - 4%
- Modest distribution rate relief

Dividend Growth In-Line with Earnings Growth



Annualized Dividend
$1.025
$1.10
$1.372
$1.47
$1.57
7.9%
7.3%
24.7%*
7.1%
6.8%
6% - 8%
2010
2011
2012
2013
2014

** Reflects impact of the merger*

Transmission Portion of NU Rate Base Expands



Rate Base By Business
$17.2billion
3%
10%
46%
41%
$13.1billion
6%
10%
52%
32%
$3 billion increase in Transmission Rate Base over 5 years
Combined 2012 Year-End Rate Base
Projected Combined 2017 Rate Base
Electric Transmission
Electric Distribution
Gas Distribution
Electric Generation

Transmission Earnings Grew Dramatically Over Past Decade

Northeast Utilities

Transmission expected to account for about 50% of consolidated earnings growth through 2017



2004 – 2013
CAGR = 29.4%
$28.2
$41.1
$59.8
$82.5
$138.3
$164.3
$177.8
$199.6
$249.7
$287.0
2004
2005
2006
2007
2008
2009
2010
2011
2012*
2013*

*Includes NSTAR Electric transmission earnings for last 9 months of 2012 and full year 2013.

O&M Opportunities & Regional Economy – Very Favorable Compared with the Industry





3% - 4% annual reduction in O&M through 2017

- Lower pension expense
- Standardization of operating processes and adoption of best practices

Regional Economy

- Employment rate holding strong and has improved from prior year
- Housing starts trending higher

Natural Gas Segment Earnings Could Double in Next Decade

Northeast Utilities







Natural Gas Segment Earnings
$60.9 M
Up 50%
Up 100%
Growth driven by:
• Increased conversions
• New construction
• Additional investments
2013A
2018E
2023E

Long-term Rate Stability

Northeast Utilities





Jurisdiction	Company	Commentary
Massachusetts	NSTAR Electric NSTAR Gas WMECO	Base rates frozen through 12/31/15 Base rate review filings likely 2016 - 2017
Connecticut	CL&P	Base rate filing expected in late spring-effective 12/1/14
	Yankee Gas	Base rate review required in 2015
New Hampshire	PSNH	Multi-year rate plan through 6/30/15

Other Regulatory Initiatives

Northeast Utilities





FERC ROE Case

- ALJ decision - 8/6/13
- Interest rates have moved higher since the record closed in April 2013
- Decision expected in first half 2014

Storm Cases


SUPERSTORM
SANDY
Blizzard of 2013
Restoration Report
February 2013
NSTAR

- PSNH storm cost recovery in place
- NSTAR 2011 storm cost recovery in place
- CL&P seeking to recover $414 million from 2011 & 2012 storms; draft decision issued 2/3/14

Generation Update



- Merrimack Scrubber Case
  - Completed September 2011
  - Favorable staff testimony
- Generation Divestiture Review

Very Strong Financial Condition

Northeast Utilities





1. ***Northeast Utilities***
2. **Wisconsin Energy**
3. **Con Edison**
4. **CenterPoint Energy**
5. **National Grid Holdings**
6. **Xcel Energy**
7. **OGE Energy**
8. **Alliant Energy**
9. **Integrys**
10. **Dominion**
11. **Vectren Corp.**
12. **NextEra**



Utilities Credit Ratings Distribution (1)
1
12
11
16
7
3
A
A-
BBB+
BBB
BBB-A
Below Investment Grade

1. *Source: Standard & Poor's, "Issuer Ranking: U.S. Electric, Gas, and Water Utilities, Strongest-to-Weakest" (7/30/13). Long-Term Rating of U.S. Investor-Owned Regulated Electric Utilities, excluding subsidiaries.*

A Rare Investment Opportunity…

Northeast Utilities





- Projected long-term EPS growth of 6%-8% - nearly 2X industry
  - Unique transmission growth platform
  - Unique opportunity to reduce O&M by 3% - 4% annually
  - Unique robust gas expansion plans
- Projected dividend growth of 6%-8% - nearly 2X industry
- Very strong financial condition
- Top-tier customer service and reliability
- An experienced management team with a proven track record

Appendix





Northeast Utilities

Projected Transmission Capital Expenditures







$ in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$660
$40
$87
$100
$221
$212
$664
$47
$73
$105
$191
$248
$880
$222
$85
$124
$250
$199
$1,245
$610
$49
$123
$285
$178
$898
$487
$2
$42
$202
$168
2013A
2014E
2015E
2016E
2017E
CL&P
NSTAR Electric
PSNH
WMECO
NPT

Projected Distribution/Generation Capital Expenditures


$1,000
$800
$600
$400
$200
$0
$ in Millions
$895
$892
$900
$868
$861
$706
$679
$647
$647
$619
$14
$24
$34
$20
$15
$175
$189
$219
$201
$227
2013A
2014E
2015E
2016E
2017E
Natural Gas Distribution
Generation
Electric Distribution

Total Projected Capital Expenditures


$ in Millions
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
2013A
2014E
2015E
2016E
2017E
$1,600
$45
$895
$660
$1,673
$117
$892
$664
$1,873
$93
$900
$880
$2,189
$76
$868
$1,245
$1,835
$76
$861
$898
Transmission
Distribution and Generation
Other, Primarily IT

Financing Activities Completed or Planned





- *Implemented new commercial paper program at NU*

DEBT RETIRED SINCE MERGER

Security	$Millions	Date	Coupon
CL&P PCRBs	$116.4	10/1/12	5.85% – 5.95%
WMECO PCRBs	$53.8	10/1/12	5.85%
NSTAR Electric Unsecured	$400	10/15/12	4.875%
PSNH PCRBs	$109	5/1/13	5.45%
NU Unsecured	$250	6/1/13	5.65%
WMECO Unsecured	$55	9/1/13	5%
CL&P PCRBs	$125	9/3/13	1.25%
NU Unsecured	$300	9/20/13	Variable
PSNH PCRBs	$89.25	12/23/13	4.75%
Yankee Gas Secured	$75	1/2/14	4.80%

DEBT ISSUED SINCE MERGER

Security	$Millions	Date	Coupon
WMECO Unsecured	$150	10/4/12	3.50%
NSTAR Electric Unsecured	$400	10/15/12	2.375%
CL&P Secured	$400	1/15/13	2.50%
NU Unsecured	$450	5/13/13	2.80%
NU Unsecured	$300	5/13/13	1.45%
NSTAR Electric Unsecured	$200	5/17/13	Variable
PSNH Secured	$250	11/14/13	3.50%
WMECO Unsecured	$80	11/15/13	3.88%
Yankee Gas Secured	$100	1/2/14	4.82%

UPCOMING MATURITIES

Security	$Millions	Date	Coupon
NSTAR Electric Unsecured	$300	4/15/14	4.875%
PSNH Secured	$50	7/15/14	5.25%
CL&P Secured	$150	9/15/14	4.80%

Transmission Has Invested $4.2 Billion from 2001-2012

Northeast Utilities



Historic
$4.2 Billion
$ in Millions
$1,200
$1,000
$800
$600
$400
$200
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Successful completion of SWCT projects
NEEWS Projects GSRP completed in 2013 , IRP & GHCC in progress
Start of Northern Pass HVDC Line to Canada
Base Reliability
Major Southwest CT
NH 10-Yr Study Reliability Projects
NEEWS
Northern Pass

NPT – Expected Schedule





2013	2014	2015	2016	2017
★	★	★		★
New route announced; DOE filing updated	*DOE draft EIS; NH SEC filing*	*Start construction*		*In Service*

NPT Permitting Process

Who	Timeline
N.H. Site Evaluation Committee	Application expected in 2014
U.S. Department of Energy	Draft Environmental Impact Statement (EIS) in 2014; final EIS in 2015
U.S. Forest Service	Updated application in 2013 review concurrent with DOE
Army Corps of Engineers & EPA	Review concurrent with DOE

2014-2017 NU Transmission Capital Program Other Projects – In Millions

Northeast Utilities





CL&P

Obsolete Relay Replacements	32.6
Storm Hardening	31.5
1990 Line Structure Replacement	30.2
Line/SS/Tool Annuals & Vehicles	21.5
115kV Hollow Core Insulator Repl	20.3
CIP & Physical Security	12.3
Haddam Neck 345kV Shunt Reactor	7.6
NERC Alert Ratings Modifications	6.6
Additional CL&P Reliability Projects	36.6
	199.2

NSTAR Electric

Overhead Infrastructure	89.2
Electric Ave SS & Interconnection	75.0
Northern Ave Trans for Seafood Way SS	51.0
Transmission for Future E Boston SS	39.6
Additional SS Work	37.0
New Bedford Area Projects	33.8
Belmont 115kV/14kV SS & Line	32.5
Physical Security	32.0
SEMA / RI Study	30.0
K Street - Day Blvd PTC & Ckt Brkr	22.0
Underground Infrastructure	19.5
Falmouth Tap SS	15.2
Canal Transformers	14.5
Additional NSTAR Reliability Projects	22.5
	513.8

PSNH

New Peaslee SS & 115kV Line	32.9
Line/SS/Tool Annuals & Vehicles	10.9
NERC Alert Ratings Modifications	8.3
New Rimmon 115kV SS	6.6
CIP & Physical Security	6.0
Additional PSNH Reliability Projects	9.7
	74.4

WMECO

Pittsfield / Greenfield Area Solution	97.0
West Springfield SS Rebuild	38.4
Obsolete Relay Replacements	17.7
115kV Hollow Core Insulator Repl	14.3
Line/SS/Tool Annuals & Vehicles	4.9
NERC Alert Ratings Modifications	3.4
CIP & Physical Security	2.0
Additional WMECO Reliability Projects	24.9
	202.6

Total: $990 Million

Total $990 Million
High confidence level in "Other Projects", 75% in RSP as required.

Breakdown of Other Projects:

- **75% ($744M) - in RSP**
- **25% ($246M) - not yet in RSP**

Other Transmission Capital Projects In RSP / Not Yet in RSP


$400
$350
$300
$250
$200
$150
$100
$50
$0
333
296
221
140
2014
2015
2016
2017
In RSP
Not Yet in RSP





Overview of Other Major Projects

Stamford / Greenwich / Southwest CT Reliability

Stamford CT - A new underground cable from Glenbrook Substation to South End Substation to address reliability concerns in the area

- Project has an I.3.9 approval; construction will begin in March with a December 2014 in-service date

Greenwich CT - New 115kV facilities needed to reliably serve customers in the Greenwich area

- Project has an I.3.9 approval with a 2017 in-service date

Southwest CT – Transmission solutions are being developed to address 115kV reliability issues in the Southwest CT area

New Hampshire 10-yr Study

Numerous projects in New Hampshire, grouped in 5 geographic areas, which solve current or forecast voltage and power flow deficiencies

- Projects have received an I.3.9 approval from ISO-NE
- Many projects are under construction with some nearing completion. All projects are expected to be complete by 2017

Cape Cod Reliability

Projects serving Cape Cod consisting of an expansion and upgrade of existing transmission infrastructure including construction of a new 345kV transmission line that crosses the Cape Cod Canal and associated 115kV upgrades in the center of Cape Cod (Lower SEMA Transmission Project) and related 115kV projects (Mid-Cape Project).

- The Lower SEMA line work was completed and placed into service in 2013.
- The Mid-Cape Project is scheduled to be completed in 2017.

Greater Boston Projects

Greater Boston Reliability is a group of projects which address thermal, voltage and short circuit violations in the Greater Boston Area

- ISO-NE is currently reaffirming the preferred solution which includes a new 345kV line from Scobie Substation in New Hampshire to Tewksbury Substation in Massachusetts – Study is expected to be concluded in Q1 of 2014
- Some projects that are common to all alternatives are being advanced

The Boston Network Solutions Project resulted from system reviews after the Scotia Street Substation fire. Project work includes: 1) Improved fire detection; 2) suppression and mitigation systems; 3) equipment replacement/upgrades in the under ground cable systems; and 4) equipment replacement in substations that supply the downtown Boston area

- Multiple small projects (some under construction), most do not require an I.3.9 approval




Key Regulatory Dockets – FERC ROEs


13.50%
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
11.14%
11.64%
12.56%
12.64%
12.89%
13.10%
Local Network Service
Regional Network Service Base
Northern Pass
2005-2008 Regional Projects
NEEWS
M-N Underground
NU's Local Network Service Tariff ROE (this is the New England base ROE that is subject of 9/30/11 and 12/27/12 complaint proceedings at FERC)
NE RTO Incentive adder of 50 basis points on regional assets
ISO-NE Planned Regional projects in-service before 1/1/09 (D.C. Circuit Court rejected appeal on 1/29/10)
Middletown-Norwalk advanced technology adder of 46 basis points for underground cable system
125 basis point NEEWS incentive (request for rehearing denied by FERC on 6/28/11)
142 basis point Northern Pass incentive (request for rehearing denied by FERC on 8/5/11)

Customer Growth Has Picked Up for NU's Natural Gas Business

Northeast Utilities





NU Natural Gas Business – NSTAR Gas and Yankee Gas
2007-2013 Annual Customer Additions
(Conversions and new construction)



Economic downturn
Natural gas prices decreasing
Actual Customer Additions
12,000
10,000
8,000
6,000
4,000
2,000
0
6,802
6,204
5,162
5,575
6,628
8,871
10,356
2007
2008
2009
2010
2011
2012
2013

NU Generation Fleet





PSNH

- 1,200 MW of coal, hydro, biomass, fossil peaking units
- Used with purchases to serve about 50 percent of PSNH customer load
- Rate base of approximately $760 million
- Significant investment in past decade to reduce emissions
  - SCR at Merrimack installed in 1990s
  - Northern Wood Project completed at Schiller in 2006
  - Clean Air Project completed at Merrimack in 2011
- Cost tracker with 9.81% authorized ROE

WMECO Solar

- 4 MW in operation
- 4 MW under construction
- Total investment of $35 million
- All at brownfield sites in Springfield, Pittsfield
- Predictable return through tracker

